GREEN CENTURY FUNDS
SUPPLEMENT DATED MARCH 30, 1999
TO PROSPECTUS DATED OCTOBER 28, 1998

At a meeting held on March 29, 1999, the Board of Trustees of the Green Century Funds (the "Trust") voted to enter into a new subadvisory agreement (the "new subadvisory agreement") effective April 1, 1999 for the Green Century Balanced Fund (the "Fund") with Green Century Capital Management, Inc. (the "Adviser") and Winslow Management Company ("Winslow"), a separate operating division of Adams, Harkness & Hill, Inc. ("AHH"). Before April 1, 1999, Winslow was a separate operating division of Eaton Vance Management ("Eaton Vance"). Winslow has been the subadviser to the Fund since July 1, 1995. By mutual agreement of Eaton Vance, Winslow and AHH, ownership of Winslow was transferred from Eaton Vance to AHH effective April 1, 1999; consequently, Eaton Vance terminated the old subadvisory agreement dated July 1, 1995 effective March 31, 1999.

The new subadvisory agreement will continue in effect for one year if it is approved by the Fund's shareholders at a shareholders meeting to be held on June 18, 1999. If the shareholders do not approve the new subadvisory agreement, it will terminate on July 27, 1999.

Under the new subadvisory agreement, Jackson W. Robinson, the President of Winslow, (the "portfolio manager") will continue to manage the Fund's portfolio in accordance with its existing investment objective, policies, restrictions and criteria for corporate environmental responsibility. The subadvisory fee rate payable by the Adviser to Winslow will stay the same, and the new subadvisory agreement will be in substantially the same form as the old subadvisory agreement. The Fund will not pay any subadvisory fees to Winslow.

The Green Century Balanced Fund may invest any portion of its assets in the securities of small and micro-capitalization companies. Small companies are defined here as companies with market capitalizations between $250 million and $1 billion; micro-capitalization companies have capitalizations of less than $250 million. The Fund's portfolio manager believes that the environmentally distinguished companies in which the Fund seeks to invest tend to have smaller market capitalizations and that investments in such companies may offer greater opportunities for growth than larger, more established companies.

Investing in the securities of smaller companies however involves greater risks than investing in the securities of larger companies. Small companies may lack the management experience, financial resources and product diversification of large companies. In addition, the frequency and volume of trading in their securities may be substantially less than that of larger companies. Therefore, the securities of small companies may be subject to wider and more erratic price fluctuations._